Exhibit 10.8

RENEGOTIATION AGREEMENT

In the City of Cipolletti, on December 9, 2014 a meeting was held by the Province of Río Negro, represented by the Secretary of Energy, Eng. Néstor Marcelo Echegoyen, with domicile established at España 316, 1st floor, in the City of Cipolletti, in its capacity as Enforcement Authority of Law No. 4818, hereinafter the PROVINCE, party of the first part; and by the company Petrobras Argentina S.A., hereinafter CONCESSIONAIRE represented by its attorney-in-fact, Mr. Marcelo Gerardo Gómez, with domicile established at Mengelle 59, 5th Floor, Office 1, in the city of Cipolletti, party of the second part, and both of them jointly referred to as the PARTIES. The Parties agree to enter into the Agreement set forth hereinbelow:

WHEREAS: On March 7, 2013, the Executive Branch of Government of the Province, by virtue of Executive Order No. 230/13 created the Provincial Register for Renegotiation of Hydrocarbons Areas’ Exploitation Concessions (Registro Provincial de Renegotiation de Concesiones de Explotación de Areas Hidrocarburíferas) and launched a Call for Bids for Hydrocarbons Areas’ Exploitation Concessionaire Companies of the Province of Río Negro granted by the National Government, interested in renegotiating their concessions, within the framework of effective national and provincial laws, and in compliance with the terms set forth under Provincial Law No. 4818 whereby the Bidding Terms and Conditions applicable to such call for bids were approved. The foregoing procedure was conducted within the framework of National Laws No. 17,319, 23,696, 24,145 and 26,197, Provincial Law Q 4,296, Executive Orders issued by the National Executive Branch of Government No. 1055/89, 1212/89, and other effective national and provincial laws applicable. Furthermore, the ENFORCEMENT AUTHORITY was authorized to perform the call for bids’ process and renegotiation of concessions.

In this case, within the framework of the effective hydrocarbons’ laws, in addition to the administration of Areas and concessions, the PROVINCE renegotiates the conditions for exploitation of the above-referred concessions, for the purpose of increasing hydrocarbons’ reserves and production; and to improve exploration investment conditions, due to the proper characteristics of works requiring technical and financial capacity according to the obligations derived from the activity. The foregoing procedure is conducted within the framework of Laws No. 17,319, 24,145, 23,696 and Provincial Law Q 4,296 and regulations derived therefrom; and, in particular, National Law 26,197 which Section 6 provides that the Provinces, as Enforcement Authorities, are empowered to provide for the extension of legal and/or contractual terms, among other powers.

On May 2, 2013, CONCESSIONAIRE filed a note with the PROVINCE whereby it applied for registration with the Provincial Register for Renegotiation of Hydrocarbons Areas’ Exploitation Concessions and attached the documents required under the Bidding Terms and Conditions.

Subsequently, the Enforcement Authority gave notice to CONCESSIONAIRE about beginning of the negotiation term by means of Note No. 132/ 13 dated October 15, 2013.

As a result, the PARTIES reached an agreement and such agreement was established under the relevant Minutes of the Meeting held on December 5, 2014. Such Minutes served as basis for this AGREEMENT.

Thus, it is the intention of the PARTIES to enter into this AGREEMENT, which shall be governed by the terms and conditions set forth hereinbelow:

NOW THEREFORE, the Parties hereby AGREE as follows:

Section 1: PURPOSE- The purpose hereof is to renegotiate the “Jagüel de los Machos,” “25 de Mayo—Medanito” and “Río Neuquén” Areas’ Exploitation Concessions located in the territory administered by the PROVINCE, established under Law No. 4818 and, consequently, extend the original terms granted under Executive Orders issued by the National Executive Branch of Government No. 1769/90, No. 2164/91 and No. 1291/94, pursuant to the terms and conditions set forth under this Agreement.

The extension of the term applicable to these Areas’ Exploitation Concessions identified hereinabove shall be for a ten (10) years’ period, counted as from expiration of the original concession term. Thus, expiration thereof shall take place on the following dates:

1) “Jagüel de los Machos” on 09/06/2025

2) “25 de Mayo—Medanito” on 10/28/2026

3) “Río Neuquén” on 11/05/2027

Section 2: REPRESENTATIONS AND WARRANTIES

2.1. CONCESSIONAIRE hereby represents and warrants irrevocably to the PROVINCE that:

2.1.1. It shall comply, in due and timely manner, with the exploitation investment commitment proposed under paragraph 12.6. of the Bidding Terms and Conditions, which value is established in paragraph 3.8. and detailed in Exhibit A to this Agreement, in order to increase hydrocarbons’ reserves and production thereof.

2.1.2. It shall perform exploration activities at the remaining exploration Areas as may be available, pertaining to the Areas which title is held thereby and mentioned in Section 1 hereof and the comprehensive assessment of all reservoirs located thereat, for the purpose of permitting the increase of reserves so as to maintain a proper production level and horizon thereof based upon the technical and financial feasibility of reservoirs.

2.1.3. It shall perform the works in accordance with the most reasonable, modern and efficient techniques in a manner consistent with the characteristics and size of the reserves proven, ensuring at the same time the highest production of hydrocarbons compatible with economic exploitation and technically suitable for the field.

2.1.4. It shall perform, in due and timely manner, the environmental remediation and/or sanitation works and it shall carry out such activities in accordance with the most reasonable, modern and efficient techniques as may be approved by the Secretariat of Environment of the Province and/or any authority as may replace or substitute it in the future.

2.2. The PROVINCE hereby represents and warrants irrevocably to CONCESSIONAIRE that:

2.2.1. The PROVINCE is fully empowered to enter into this Agreement and perform obligations thereof hereunder.

2.2.2. The execution, delivery and performance of this Agreement do not violate any provisions whatsoever under the applicable regulations, or any resolution, decision or ruling issued by any national or provincial governmental and/or court authority. In particular, the PROVINCE hereby represents and warrants that the extension of concessions is governed by National Laws No. 17,319 and No. 26,197.

2.2.3. There are no actions, lawsuits, claims, complaints, audits, arbitration, investigation or proceedings (either civil, criminal, administrative, investigation or otherwise) preventing the PROVINCE from executing this Agreement.

2.2.4. CONCESSIONAIRE shall exercise peaceful use and enjoyment of the exploitation and transportation concessions held thereby for the entire term of the Exploitation Concession and extensions thereof, and the PROVINCE shall indemnify and hold CONCESSIONAIRE harmless from and against any claims or actions or decisions or legislative changes which may adversely affect or change the title regime applicable to the surface areas of the Exploitation Concessions within the jurisdiction of the PROVINCE.

Section 3: RENEGOTIATION CONDITIONS

3.1. Fixed Fee: CONCESSIONAIRE shall pay to the PROVINCE as Fixed Fee for the three (3) renegotiated areas, the aggregate amounts indicated hereinbelow:

For renegotiation of the CONCESSIONS: United States Dollars Forty Million (USD 40,000,000).

Payment of this aggregate amount shall be effected in one (1) payment made at the offer exchange rate published by Banco de la Nación Argentina as of the close of business on the third day prior to payment, within a five (5) business days’ term following legislative confirmation of the AGREEMENT.

Payment to the PROVINCE shall be made by wire transfer to the account to be informed thereby in writing to CONCESSIONAIRE at least two (2) business days prior to the payment date.

3.2. Contribution to Social Development and Institutions Strengthening: CONCESSIONAIRE hereby undertakes to make a cash contribution to the PROVINCE amounting to United States Dollars Six Million Nine Hundred and Five Thousand (USD 6,905,000) (equivalent to twenty percent (20%) of the Fixed Fee) to be allocated to funding construction of building infrastructure and/or acquisition of operating equipment to be located at education and/or health institutions and/or governmental agencies. Such Contribution to Social Development and Institutions Strengthening shall be paid in full (i.e. 100%) to the PROVINCE at the offer exchange rate published by Banco de la Nación Argentina as of the close of business on the third day prior to payment, within a five (5) business days’ term following legislative confirmation of the Agreement. Payment shall be made by wire transfer to the account to be informed by the Province in writing to CONCESSIONAIRE at least two (2) business days prior to the payment date.

Furthermore, the PROVINCE undertakes to inform CONCESSIONAIRE on a regular basis about the application of funds invested in the above-mentioned items.

3.3. Supplementary Contribution: CONCESSIONAIRE undertakes to make the contributions as described hereinbelow, ninety percent (90%) of which shall be allocated to the PROVINCE and ten percent (10%) of which shall be allocated to EDHiPSA:

3.3.1. Oil Supplementary Contribution: It consists in three percent (3%) of monthly Oil Production. This commitment encompasses Oil Production as from the relevant month immediately succeeding the effective date of the Agreement. Settlement in cash of the relevant equivalent amount, valued as of the monthly Oil Production closing date on the basis of prices actually obtained by CONCESSIONAIRE in the respective monthly volumes produced sale transactions, shall be effected by means of a deposit in Account No. 900001006, Bank Routing Number (CBU): 0340100800900001006004 in the name of “Gobierno de la Provincia de Río Negro” (Government of the Province of Río Negro) (Taxpayer Identification Number – CUIT—30-67284630-3) and in Account No. 730012233, Bank Routing Number (CBU): 0340251300730012233005, Branch 251, in the name of EDHiPSA (Taxpayer Identification Number – CUIT—30672878825), both accounts opened in Banco Patagonia, or in any other accounts as THE PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHiPSA may indicate by any sufficient means in due course;

3.3.2. Gas Supplementary Contribution: It consists in three percent (3%) of monthly Gas Production. This commitment encompasses Gas Production as from the relevant month immediately succeeding the effective date of the Agreement. Settlement in cash of the relevant equivalent amount, valued as of the monthly Gas Production closing date, on the basis of prices actually obtained by CONCESSIONAIRE in the respective monthly volumes produced sale transactions, shall be effected by means of a deposit in Account No. 900001006, Bank Routing Number (CBU): 0340100800900001006004 in the name of “Gobierno de la Provincia de Río Negro” (Government of the Province of Río Negro) (Taxpayer Identification Number – CUIT—30-67284630-3) and in Account No. 730012233, Bank Routing Number (CBU): 0340251300730012233005, Branch 251, in the name of EDHiPSA (Taxpayer Identification Number – CUIT—30672878825), both accounts opened in Banco Patagonia, or in any other accounts as THE PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHiPSA may indicate by any sufficient means in due course.

3.3.3. For the purpose of payment of the items described in paragraphs 3.3.1. and 3.3.2. above, such payments due dates shall be, for Exhibit I and for Exhibit II, on the same deadlines as established for payment of royalties under the Secretariat of Energy resolutions. The exchange rate to be applied shall be the offer exchange rate published by Banco de la Nación Argentina prevailing as of the close of business on the third business day prior to the due date, for Exhibit I settlement, and on the business day immediately preceding the due date for Exhibit II.

Final volumes and prices shall be included in Exhibit II hereto.

3.4. Training, Research and Development Commitment: CONCESSIONAIRE shall pay, each year to the PROVINCE, on account of each one of the three (3) Exploitation Concessions which terms are extended hereunder, an annual contribution to be allocated to the items mentioned as per the amounts indicated below:

3.4.1. United States Dollars Twenty-five Thousand (USD 25,000) in those cases where each Area production volume shall be up to 500 BOE/day.

3.4.2. United States Dollars Fifty Thousand (USD 50,000) in those cases where each Area production volume shall be higher than 500 BOE/day.

3.4.3. For the first annual charge, CONCESSIONAIRE shall effect payment of such amount within five (5) business days following legislative confirmation of the Agreement, by wire transfer to an account to be informed by the Province in writing to CONCESSIONAIRE at least two (2) business days in advance of the payment date. The following annual charges shall be paid prior to February 28 each year. Such payments shall be made as per the offer exchange rate published by Banco de la Nación Argentina, as of the close of business on the third day prior to payment.

3.5. Default: Upon failure to effect timely payment of the Fixed Fee, the Contribution to Social Development and Institutions Strengthening, the (Oil and Gas) Supplementary Contribution, or the Training, Research and Development Commitment, default by CONCESSIONAIRE shall occur automatically and late payment interest shall accrue, to the benefit of the PROVINCE and/or EDHiPSA, without the need of any demand notice whatsoever, from the due date to the date of actual payment thereof, equivalent to interest applicable to general discounting transactions at Banco de la Nación Argentina. For the purposes of calculation of interest, any amounts denominated in foreign currency shall be converted into Pesos at the offer exchange rate published by Banco de la Nación Argentina, as of the close of business on the third day prior to the due date.

3.6. Development and Investment Plan: CONCESSIONAIRE undertakes to perform a Development and Investment Plan which shall include, in accordance with the terms mentioned in paragraph 2.1 hereof, investments and expenses for a minimum amount of United States Dollars Nine Hundred and Seven Million, Seven Hundred Thousand (USD 907,700,000) applicable to the Exploitation Concessions, as per the scope detailed in Exhibits A and B to the Agreement.

Exhibit A contains a detail of the fields’ exploitation investments and expenses, projected until the end of the Agreement term, with an aggregate expenditure commitment of United States Dollars Seven Hundred Nineteen Million, Two Hundred Thousand (USD 719.200.000).

Exhibit B contains a detail of the investments for exploration with an aggregate expenditure commitment amounting to United States Dollars Ninety-Two Million (USD 92,000,000). Moreover, it contains a detail of investments and expenses contingent upon development of concessions for up to United States Dollars Ninety-Six Million and Five Hundred Thousand (USD 96,500,000), subject to the outcome resulting from exploration activities.

Such investment and expenses commitment for exploration detailed in Exhibit B attached hereto is valid always provided that, during the effective term of such EXPLOITATION CONCESSIONS: a) no total or partial reversions thereof shall operate; b) the remaining exploration surface area shall not be reduced by reason of enlargement and/or appearance of exploitation lots, in which case the relevant adjustments shall be performed. Such particular cases as may result in deviations from the amounts mentioned above shall be submitted for consideration by the ENFORCEMENT AUTHORITY in order to obtain approval thereof.

Total or partial reversions set forth in paragraph a), as well as reductions established in paragraph b) shall have effects only as from January 1 of the year immediately succeeding the year when they have been petitioned. As from such opportunity, the ENFORCEMENT AUTHORITY shall make any adjustments as may be applicable in case of approval thereof.

3.7. Supervision and Control: Follow-up of works, expenditures and investments to be made within the concessions identified under Section 1 hereof shall be in charge of the ENFORCEMENT AUTHORITY.

In compliance with the terms of Sections 12.7. and 12.11. of Exhibit I to Law No. 4,818, CONCESSIONAIRE undertakes to abide by the inspection and supervision programs to be performed by the ENFORCEMENT AUTHORITY.

3.8. Río Negro Resources’ Use (Compre Rionegrino): CONCESSIONAIRE, as well as contractors and subcontractors thereof, in connection with all engagements made thereby within the framework of the EXPLOITATION CONCESSION, shall utilize at least eighty percent (80%) of local labor, suppliers and services companies, for the purposes of promoting the creation and maintenance of permanent jobs depending on the oil industry and consolidation of a competitive local market, through the strengthening of Río Negro’s small and medium-sized companies and the increase of products, goods and services offered relating all the oil-industry employees, producers, industrial employees, professionals, businesspersons, and works and services companies engaged in all segments settled in the PROVINCE. In this regard, it shall include, as part of its annual plans, programs aimed at increasing its network of goods, services and works’ providers, aiming at affording priority to the engagement of Río Negro employees, acquisitions in the local market and establishing medium and long term contractual frameworks, in order to contribute to sustainability of the activity in the region, under equivalent conditions in terms of capacity, responsibility, quality and price.

CONCESSIONAIRE and the ENFORCEMENT AUTHORITY shall conduct continuing monitoring of the evolution levels of local and regional services’ engagement, in order to analyze the difficulties or obstacles encountered and the changes or actions to be taken in order to facilitate such circumstances. In those cases where special circumstances shall exist, such events shall be evaluated by the PARTIES at the request of any of them.

Insofar as companies are concerned, a company is deemed to meet such “local” requirement if such company has an operations’ base settled in the PROVINCE and if PROVINCE taxes are levied thereon. As concerns labor, such “local” status requirement is met if the relevant person furnishes evidence of actual residence in the PROVINCE for at least two (2) years. The above-mentioned percentage must be observed in equal proportions for operations, base, clerical and supervision personnel and senior executive employees.

Notwithstanding, in those cases where by reason of the specific circumstances and/or the characteristics of tasks to be performed and/or disadvantageous conditions of capacity, responsibility, quality or price, it is not possible or convenient (e.g. in case of unavailability of failure to deliver within the terms required for the operation, safety of people or facilities, etc.) to hire local labor, suppliers or services companies, CONCESSIONAIRE shall be released from such obligation by furnishing evidence of such circumstances to the ENFORCEMENT AUTHORITY at its request. In all such cases, for the purposes of contracting or subcontracting works or services necessary to perform the activity, CONCESSIONAIRE shall implement the necessary selection procedures guaranteeing transparency, effective competition and efficiency principles.

Furthermore, for the purposes of contracting or subcontracting works or services necessary to perform the activity, medium and long term contractual frameworks must be used, unless such works or services engaged are required for a period shorter than the above-mentioned term.

Regardless of the domicile established in the city of Cipolletti, pursuant to the terms set forth in paragraph 4.1.1.4. of the Call for Bids’ Bidding Terms and Conditions, CONCESSIONAIRE shall maintain, throughout the entire effective term of the Agreement, at least one operations’ base located in the PROVINCE.

3.9. Corporate Social Responsibility: CONCESSIONAIRE shall contribute, within the state scope of the PROVINCE, to development in terms of education, environment, health, culture, science and research, renewable energy and community development, on the basis of diagnosis to be performed by the PARTIES in line with the sustainability policy implemented by CONCESSIONAIRES.

In this regard, Corporate Social Responsibility shall mean adoption by CONCESSIONAIRE of a commitment to participate as a member of the local and regional society in which it is involved, contributing to sustainable development of such communities it forms part of and conducting investments aimed at creating shared value and sustained mutual benefits.

On an annual basis, CONCESSIONAIRES shall submit a sustainability report indicating the programs and actions implemented, including indicators establishing the results obtained and the improvement lines proposed to be implemented on the following year.

3.10. Environment: CONCESSIONAIRE shall be bound to comply, throughout the entire EXPLOITATION CONCESSION term, with all the effective environmental statutory regulations, applicable to the holders of such permits and concessions and with any other regulations as may be enacted in the future and, in particular, with the following regulations: Section 41 of the Argentine Constitution and Sections 84 and 85, related to Section 79 of the Province of Río Negro Constitution; Provincial Law Q 2,952 (Water Code) and Provincial Law M 3,266 (Regulation of Environmental Impact Assessment Procedure) and regulatory executive orders thereof; National Law No. 17,319 and effective regulations thereof; Provincial Executive Order No. 452/05 and Resolutions issued by the Secretariat of Energy of Argentina No. 105/92, 319/93, 341/93, 05/96, 201/96, 24/04, 25/04 and 785/05; as well as the regulations enacted by the competent authority in the future. In particular, CONCESSIONAIRE obligations shall include adoption of the necessary measures for prevention of contamination, either caused by operations or by accident, as well as any other regulations governing abandonment of facilities and reasonable use of resources.

CONCESSIONAIRE undertakes to remediate environmental liabilities reported in due course under the relevant affidavits and which are made an integral part hereof as Exhibit C to this AGREEMENT, in accordance with the remediation plans to be submitted on an annual basis within the first 60 (sixty) calendar days of each year to the ENFORCEMENT AUTHORITY for approval. Each annual plan shall indicate: type of liability, location, size, remediation methodology proposed, estimated investment amount to be disbursed over the year stated in United States Dollars, stages and anticipated performance term and type of monitoring and control proposed. The annual plan submitted shall be considered to have been approved if no objections are made by the ENFORCEMENT AUTHORITY thereto, within a maximum twenty (20) business days’ term following receipt thereof.

The aggregate investment undertaken by CONCESSIONAIRE for performance of the relevant remediation plans pertaining to the areas involved in the extensions agreed upon under this Agreement, as indicated in Exhibit C hereto, amounts to United States Dollars Fifteen Million, Three Hundred and Sixty-One Thousand, One Hundred and Forty-Two (USD 15,361,142). For the purposes of guaranteeing compliance with the investment undertaken, the PROVINCE may claim to CONCESSIONAIRE posting of bond for a sufficient amount as per the terms of Section 4.1.6.2. of Exhibit I to Law No. 4,818. Notwithstanding that, should the remediation works eventually require a higher amount than committed, the entire cost shall be borne by CONCESSIONAIRE.

The list of liabilities arising from Exhibit C hereto shall not release CONCESSIONAIRE from legal liability stemming from other liabilities which have not been disclosed thereby or which have not been detected by the ENFORCEMENT AUTHORITY to date. If existence of such liabilities is detected in the future, such liabilities shall be remediated within the reasonable terms fixed by the ENFORCEMENT AUTHORITY pursuant to the applicable legislation. The foregoing terms shall apply notwithstanding full exercise of the police power vested in the ENFORCEMENT AUTHORITY and/or the competent provincial authority in this regard (i.e. environmental protection and sustainable development).

The ENFORCEMENT AUTHORITY puts on record that, in case of non-compliance in due and/or timely manner, the ENFORCEMENT AUTHORITY shall be thus empowered to apply the penalties as may be applicable to CONCESSIONAIRE through the relevant competent authority.

3.11. State of Facilities: Based upon the terms set forth in paragraph a.3 of Section 4 of Law No. 4,818, the PARTIES have agreed to approve the Program which is made an integral part of this AGREEMENT as Exhibit D hereto, whereby CONCESSIONAIRE undertakes to cure appropriately any defects and abnormal conditions detected during the visits to the area.

The ENFORCEMENT AUTHORITY puts on record that, in case of non-compliance in due and timely manner, the ENFORCEMENT AUTHORITY shall be thus empowered to apply the penalties as may be applicable to CONCESSIONAIRE.

3.12. Exploration Surface Areas: Notwithstanding CONCESSIONAIRE’s right to proceed to partial or total reversion of supplementary exploration surface areas, always provided that such reversion is not contrary to the effective legislation and evaluating the reasons and the grounds justifying such reversion, attempting in all cases to ensure convenient geographic proportions for future exploitation of the reverted areas, the PARTIES agree that the boundaries and areas of the EXPLOITATION CONCESSIONS being the subject-matter hereof are defined as per the terms indicated in Exhibit E hereto, based upon the expenditure commitments undertaken by CONCESSIONAIRE by virtue of the AGREEMENT and in accordance with geology knowledge of CONCESSIONAIRE whereby they are established as the best option to perform supplementary exploration activities at the CONCESSIONS.

For the purposes of guaranteeing compliance with the effective laws and in order to ensure that supplementary exploration areas intended to be reverted form convenient geographic proportions for future exploitation thereof, reversion petitions made by CONCESSIONAIRE – indicating the reasons and grounds justifying such reversion – shall be expressly approved by the ENFORCEMENT AUTHORITY and shall only become effective as from January 1 of the year immediately following petition thereof.

Payment of the relevant option fee for retaining the remaining surface area at the EXPLOITATION CONCESSION (National Executive Order No. 820/98) is not a sufficient condition to retain such area, without performance of the relevant exploration investments.

3.13. Public Water Industrial Use: CONCESSIONAIRE shall pay, on a regular basis, to the Provincial Water Department or to the provincial agency as may replace and/or substitute it in the future, the relevant amounts applicable to consumption of public water for industrial use.

3.14. Quarries: Materials used in the activity shall be obtained from mining quarries duly authorized by the relevant Provincial Authority. Upon breach of this obligation, CONCESSIONAIRE shall be jointly and severally liable for violations of the Mining Procedure Code as may be attributable to the quarry’s owner and/or to the party entitled to exploitation thereof.

3.15. Trainee Programs: CONCESSIONAIRE undertakes to include, on an annual basis, and in connection with each CONCESSION which term is extended hereunder, at its expense, an university / college student settled in the Province of Río Negro and enrolled in any course of studies relating to the hydrocarbons’ segment, hired under Law No. 26,427 and related provisions, so as to provide them with training in connection with industry-related activities.

3.16. IT Licenses: CONCESSIONAIRE shall purchase, for each Exploitation Concession which term is extended hereunder, at its expense and in the name of the ENFORCEMENT AUTHORITY and/or whoever it may designate, a GIS or similar license being suitable for performance of the terms under paragraph 4.1.8. of the Bidding Terms and Conditions; otherwise, at the request of the ENFORCEMENT AUTHORITY, it shall deliver the equipment as indicated thereby in lieu thereof, for an equivalent amount.

3.17. Turnover Tax: CONCESSIONAIRE undertakes to pay, as from the effective date of this AGREEMENT, a three percent (3%) Turnover Tax rate for extraction of liquid and/or gaseous hydrocarbons dispatched without issuing the relevant invoices outside the Province of Río Negro, either sold in their state at the time of extraction or in the form of byproducts obtained after industrialization processes. Such tax rate shall be maintained throughout the effective term of the EXPLOITATION CONCESSIONS, and extensions thereof, without any additions or supplements.

3.18 EDHiPSA Participation: It is hereby agreed upon by the PARTIES, as an additional renegotiation condition, that Concessionaire shall assign five percent (5%) of the rights and obligations thereof to the company known as Empresa de Desarrollo Hidrocarburífero Provincial Sociedad Anónima (EDHiPSA) in connection with the “Río Neuquén” area exploitation concession in the Province of Río Negro, which term is extended by virtue of this AGREEMENT. Such assignment shall be executed under a Notarial Deed within a one hundred and eighty (180) days’ term, counted as from the effective date of this AGREEMENT. The parties shall thereupon create a Joint Venture company (Unión Transitoria de Empresas—UTE) in order to regulate the operation and development of the area, according to the share applicable to each company. Notwithstanding the foregoing, EDHiPSA participation right shall have retroactive effect as of the effective date of this AGREEMENT.

Section 4: INFORMATION TO BE DELIVERED TO THE ENFORCEMENT AUTHORITY

During the effective term of the CONCESSION, CONCESSIONAIRE shall furnish, in due and timely manner, to the ENFORCEMENT AUTHORITY such technical documents, information and programs according to the terms set forth by the applicable provincial and national regulations currently in effect.

Section 5: EFFECTIVE DATE

Unless otherwise established expressly hereunder, all the obligations undertaken under this AGREEMENT shall become enforceable as from confirmation hereof by the Provincial Legislature. Upon failure to obtain such confirmation from the Provincial Legislature within thirty-nine (39) days counted as from execution hereof, this AGREEMENT shall be terminated without any effects whatsoever stemming herefrom between the PARTIES, and without any liability attributable thereto.

Section 6: STAMP TAX

Pursuant to the terms set forth under Section 9 of Law No. 4,818, for the purpose of Stamp Tax calculation, the taxable based under this AGREEMENT shall be based on the amount agreed upon as Fixed Fee hereunder. CONCESSIONAIRE shall be bound to effect total payment of this tax pursuant to the terms prescribed by Law No. 4,818.

Section 7: TECHNICAL LIAISON COMMITTEE

The ENFORCEMENT AUTHORITY and CONCESSIONAIRE shall form a Technical Liaison Committee, comprised of two (2) representatives of the ENFORCEMENT AUTHORITY and two (2) representatives of CONCESSIONAIRE.

Such Committee shall meet mandatorily at least once every one hundred and eighty (180) days, at a place to be determined by the Concession Authority and it shall convene extraordinary meetings if necessary, for the purpose of monitoring development of activities related to field exploration and/or exploitation.

The matters discussed at each meeting and the agreements arrived at shall be put on record under minutes duly signed by the parties.

Section 8: EVENTS OF BREACH

In the event of repeated events of material and unjustified breach by CONCESSIONAIRE of the obligations undertaken under Sections 3.1., 3.2., 3.3. and 3.6. of this AGREEMENT, the terms of Section 80 of Law No. 17,319 may apply. Prior to the termination declaration, the PROVINCE shall give notice to CONCESSIONAIRE demanding the latter to cure any potential breach within a reasonable term.

The foregoing terms shall apply notwithstanding the power, which may not be waived in any case whatsoever, of the ENFORCEMENT AUTHORITY to demand compliance in kind with all the breached obligations and commitments through the administrative and/or judicial proceedings as may be appropriate.

Breach of the obligations and commitments undertaken by CONCESSIONAIRE under the AGREEMENT which have not been included in the first paragraph of this Section shall not entail application of the penalty established under Section 80 of Law No. 17,319, but such performance may be demanded by means of the relevant administrative or court proceedings before the competent authorities. The PROVINCE shall thus reaffirm the powers entrusted thereto to apply the penalties through the competent administrative authorities, subject to the effective applicable laws.

Section 9: APPLICABLE LAW. DISPUTE RESOLUTION

9.1. This AGREEMENT establishes all the rights and obligations of the PARTIES and constitutes the entire and final agreement of the PARTIES in connection with the subject-matter hereof and, following confirmation by the Provincial Legislature, the terms hereof shall supersede and prevail over any other prior agreement and/or regulations in connection with the CONCESSIONS’ renegotiation.

This AGREEMENT shall be governed by and construed in accordance with the effective national and provincial laws.

For the purposes of regulatory construction, the following order of priority shall be observed in case of controversy:

a. Section 124 of the Argentine Constitution.

b. Sections 70 and 79 of the Provincial Constitution.

c. National Laws No. 17,319, No. 24,145, No. 26,197 and the Mining Code of Argentina, regulatory executive orders and amendment laws, as well as the environmental and safety regulations described in the following paragraph.

d. Provincial Law Q 4,296 and Provincial Law Q 2,627 and Regulatory Executive Order No. 24/03 thereof.

e. Provincial Law No. 3,250 (Special Waste Management and Environmental Protection), Provincial Law No. 3,266 (Environmental Impact Assessment Procedure Regulation), Provincial Law No. 2,952 (Water Code), Provincial Law No. 4,187 and Provincial Executive Order No. 492/05.

f. Executive Orders issued by the National Executive Branch of Government regulating the hydrocarbons’ activity.

g. Executive Orders issued by the Provincial Executive Branch of Government regulating the hydrocarbons’ activity.

h. Resolutions issued by the Argentine Secretariat of Energy regulating the hydrocarbons’ activity.

i. Resolutions issued by the Secretariat of Energy of Río Negro regulating the hydrocarbons’ activity.

j. Resolutions issued by the Secretariat of Hydrocarbons of Río Negro regulating the hydrocarbons’ activity.

9.2. The PARTIES shall resolve in good faith, by mutual consultation, any questions or controversy arising from or in connection with the AGREEMENT and they shall endeavor to reach an agreement in connection with such matters or controversies.

9.3. Any differences as may arise in connection with construction and application of this AGREEMENT which may not be resolved between the PARTIES shall be submitted to the jurisdiction of the Ordinary Courts of the First Judicial District in and for the Province of Río Negro, with seat in the City of Viedma, expressly excluding and waiving any other venue or jurisdiction as may be applicable thereto.

This AGREEMENT is entered into by the PARTIES at the place and on the date as first written hereinabove, in three (3) counterparts of the same tenor and to only one effect.

Eng. Néstor M. Echegoyen, Secretary of Energy of the Province of Río Negro. Marcelo Gerardo Gómez, Attorney-in-fact for Petrobras Argentina S.A.

Exhibit A

EXPLOITATION INVESTMENT PLAN

The exploitation investment plan is aimed at developing the reserves at “Jagüel de los Machos,” “25 de Mayo—Medanito” and “Río Neuquén” Areas until termination of the AGREEMENT. Therefore, CONCESSIONAIRE undertakes to perform drilling of new wells and adjustment, improvement and optimization of facilities in order to obtain the greatest level of recovery of reserves, both discovered and to be discovered, by means of operations reasonably compatible with appropriate exploitation, from a financial and technical standpoint, of the field.

Moreover, it details the annual investments divided into: Wells Drilling, Batteries, Treatment Plants, Aqueducts, Pipelines, Oil Pipelines, Gas Pipelines and others; in accordance with the Argentine Secretariat of Energy (SEN) form (Res. 2057/2005 Exhibits I and II) and anticipated annual expenses in connection with Labor, Workover, Services, Energy, Materials and others (Lifting Cost Components).

EXHIBIT A

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

ACTION PLAN AND INVESTMENTS TO BE PERFORMED		YEAR	2014-2027
EXPLOITATION CONCESSION	Consolidated
OPERATOR	PETROBRAS ARGENTINA S.A.
PROVINCE	RÍO NEGRO
FIELD	25 de Mayo Medanito / Jagüel de los Machos / Río Neuquén	NEUQUEN	BASIN

INVESTMENTS
			EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
ACTION PLAN DESCRIPTION	Quantity	Units	Million USD	Million USD	Million USD
2D Seismic Data Acquisition		Km
3D Seismic Data Acquisition	100	Km2	6.50		6.50
Exploration Wells Drilling		WELLS			—
Advanced Wells Drilling		WELLS			—
Oil Wells Drilling	87	WELLS	172.11		172.11
Gas Wells Drilling		WELLS			—
Drain pit Drilling		WELLS			—
Water Injection Wells Drilling		WELLS			—
Gas Injection Wells Drilling		WELLS			—
Injection Wells Drilling for Enhanced Recovery		WELLS			—
Oil Wells Workover	72	WELLS	31.13		31.13
Gas Wells Workover		WELLS			—
Wells Conversion	16	WELLS	2.60		2.60
Wells Abandonment	35	WELLS	6.93		6.93
Enhanced Recovery Facilities					—
Secondary Recovery Facilities					—
Oil Pumping Equipment					—
Oil Pipelines		KM			—
Batteries and Dehydration and/or Desalting Plants			34.23		34.23
Storage Plants					—
LACT Units					—
Gas Pipelines					—
Natural Gas Collection Networks		KM			—
Natural Gas Treatment Plants		KM			—
Natural Gas Compression Plants		KM			—
Liquid Gas Separation Plants		[Illegible]			—
Engines and Compressors Repair and Update					—
Buildings, Warehouses, Civil Works, Roads, Etc.			18.75		18.75
Lab Facilities and Equipment					—
Environment					—
Other Investments			22.10		22.10
Remarks	Other investments connected with studies related to fields’ development

ACTION PLAN AND INVESTMENTS TO BE PERFORMED			YEAR	2014-2027
OPERATOR	PETROBRAS ARGENTINA S.A.
CONCESSION	CONSOLIDATED		INVESTMENTS
NEUQUEN	BASIN	EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
TOTAL FIELDS		294.3	0.0	294.3

THE INFORMATION STATED HEREIN IS CONSIDERED TO BE IN THE NATURE OF AN AFFIDAVIT			SIGNATURE OF THE ATTORNEY-IN-FACT

2014 Period Operating Expenses until termination of the Negotiation Extension in Million Dollars
Item	25 de Mayo/ Medanito	Jagüel de Los Machos	Río Neuquén	TOTAL
TOTAL OPERATING COST
Labor (Own Personnel)	20.4	13.7	4.4	38.6
Workover and Pulling	47.4	31.9	3.9	83.2
Services and Others	107.9	72.6	17.5	198.0
Energy	22.1	14.9	0.5	37.5
Materials and Surface Works	39.6	26.6	1.4	67.6

Total Operating Costs	237.5	159.7	27.7	424.9

Exploitation Investment Plan

EXPLOITATION CONCESSIONS: 25 de Mayo Medanito S.E.- Jagüel de los Machos—Río Neuquén

OPERATOR: Petrobras Argentina S.A.

PROVINCE: Río Negro

INVESTMENTS COMMITMENT FOR RESERVES DEVELOPMENT AND HYDROCARBONS’ EXPLOITATION (in Million USD)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
RESERVE DEVELOPMENT ACTIVITIES	45.6	51.2	53.0	46.5	18.8	0.6	0.4	0.6	0.4	0.6	0.8	0.6	0.4		219.3
Oil Wells Drilling	40.2	41.9	37.6	34.0	18.4	—	—	—	—	—	—	—	—		172.1
Oil Wells Workover	5.4	7.2	7.9	10.5	—	—	—	—	—	—	—	—			31.1
Wells Conversion	—	1.0	0.8	0.8	—	—	—	—	—	—	—	—			2.6
Wells Abandonment	—	1.1	0.2	1.1	0.4	0.6	0.4	0.6	0.4	0.6	0.8	0.6	0.4		6.9
3D Seismic Data Acquisition (100 km2)	—	—	6.5	—	—	—		—	—	—	—	—	—		6.5
SURFACE AREA FACILITIES	8.3	19.8	13.5	8.3	7.0	6.4	3.3	3.0	2.6	1.3	0.8	0.7	0.3		75.1
Secondary Recovery Facilities (1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Oil Pumping Equipment (2)	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Batteries and Dehydration and/or Desalting Plants	4.4	9.5	9.3	2.9	2.2	1.9	1.3	1.0	0.8	0.3	0.3	0.3	0.0		34.2
Natural Gas Compression Plants (1)	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Liquid Gas Separation Plants (1)	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Buildings, Warehouses, Civil Works, Roads, Etc.	2.1	2.0	2.3	3.3	2.3	2.4	0.8	1.0	0.8	0.7	0.5	0.4	0.3		18.7
Environment (3)	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Other Investments	1.8	8.3	1.9	2.1	2.5	2.0	1.2	1.0	1.0	0.3	—	—	—		22.1
MAINTENANCE BY REASON OF BROKEN ELEMENTS OR CONTINGENCY															—

	53.9	71.0	66.5	54.7	25.8	6.9	3.6	3.6	3.0	1.9	1.6	1.3	0.7		294.3

INVESTMENTS COMMITMENT FOR RESERVES DEVELOPMENT (detail)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
RESERVE DEVELOPMENT ACTIVITIES
Oil Wells Drilling	20	21	20	18	8	—	—	—	—	—	—	—	—		87
Oil Wells Workover	12	17	17	26	—	—	—	—	—	—	—	—	—		72
Wells Conversion	3	2	9	2	—	—	—	—	—	—	—	—	—		16
Wells Abandonment	—	5	1	5	2	3	2	3	2	3	4	3	2		35

ANTICIPATED OPERATING EXPENSES (in million USD)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
TOTAL OPERATING COST	40.5	39.9	38.9	37.6	36.7	36.8	35.2	34.3	31.1	30.5	26.9	22.0	12,8	1.7	424.9
Labor (Own Personnel)	3.7	3.6	3.5	3.4	3.3	3.3	3.2	3.1	2.8	2.8	2.5	2.0	1.2	0.3	38.6
Workover and Pulling	8.0	7.8	7.6	7.4	7.2	7.2	6.9	6.7	6.1	6.0	5.3	4.3	2.5	0.2	83.2
Services and Others	18.7	18.5	18.1	17.4	17.1	17.1	16.4	15.8	14.5	14.1	12.6	10.4	6.2	1.1	198.0
Energy	3.6	3.6	3.5	3.3	3.3	3.3	3.1	3.0	2.8	2.7	2.4	1.9	1.1	0.0	37.5
Materials and Surface Works	6.7	6.4	6.2	6.1	5.9	5.9	5.6	5.6	4.9	5.0	4.2	3.4	1.8	—	67.6

(1)	Batteries and Dehydration and/or Desalting Plants. It includes every investment in Plants, Batteries and Pipelines
(2)	Equipment of new wells is included in the wells’ cost
(3)	Included in Other Investments
(*)	It includes injection wells

Exhibit B

EXPLORATION INVESTMENT PLAN

The exploration investment plan is aimed at increasing hydrocarbons’ reserves which have not been certified to date until termination of the “Jagüel de los Machos,” “25 de Mayo—Medanito” and “Río Neuquén” Areas. Exploration works may be performed outside the existing exploitation lots or deeper horizons may be surveyed within the existing exploitation lots, trying to locate other targets, including the so-called “Unconventional” targets. To such end, Concessionaire must submit a detailed description of works to be performed in every three-year period, including anticipated expenditures for each period under consideration until termination of the Agreement.

Furthermore, it details the investments divided into 2D and 3D Seismic Processing and Registration, Magnetometry, Gravimetry, Air Surveys, Wells Drilling and others, according to the SEN Form (Res. 2057/2005 Exhibits I and II) and anticipated expenses in connection with Labor, Services, Transportation, Materials and others.

In those cases where the Enforcement Authority shall ascertain, by any sufficient means, that the exploration programs’ investment plan has not been complied with, such Authority shall be empowered to demand performance of such commitment within reasonable terms, under warning of ordering reversion of such fractions of surface areas involved.

EXHIBIT B

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

ACTION PLAN AND INVESTMENTS TO BE PERFORMED		YEAR	2014-2027
EXPLOITATION CONCESSION	Consolidated
OPERATOR	PETROBRAS ARGENTINA S.A.
PROVINCE	RÍO NEGRO
FIELD	25 de Mayo Medanito / Jagüel de los Machos / Río Neuquén	NEUQUEN	BASIN

INVESTMENTS
			EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
ACTION PLAN DESCRIPTION	Quantity	Units	Million USD	Million USD	Million USD
2D Seismic Data Acquisition		Km
3D Seismic Data Acquisition		Km2
Exploration Wells Drilling	5	WELLS		25.50	25.50
Advanced Wells Drilling	10	WELLS		66.50	66.50
Oil Wells Drilling(*)	29	WELLS		83.10	83.10
Gas Wells Drilling		WELLS
Drain pit Drilling		WELLS
Water Injection Wells Drilling		WELLS
Gas Injection Wells Drilling		WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS
Oil Wells Workover		WELLS
Gas Wells Workover		WELLS
Wells Conversion		WELLS
Wells Abandonment		WELLS
Enhanced Recovery Facilities					—
Secondary Recovery Facilities					—

Oil Pumping Equipment
Oil Pipelines	KM
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines
Natural Gas Collection Networks	KM
Natural Gas Treatment Plants	KM
Natural Gas Compression Plants	KM
Liquid Gas Separation Plants	[Illegible]
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Lab Facilities and Equipment
Environment
Other Investments
Remarks	(*) Contingent: Activity associated with exploration success’ outcome

ACTION PLAN AND INVESTMENTS TO BE PERFORMED			YEAR	2014-2027
OPERATOR	PETROBRAS ARGENTINA S.A.
CONCESSION	CONSOLIDATED		INVESTMENTS
NEUQUEN	BASIN	EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
TOTAL FIELD		0.0	175.1	175.1

THE INFORMATION STATED HEREIN IS CONSIDERED TO BE IN THE NATURE OF AN AFFIDAVIT			SIGNATURE OF THE ATTORNEY-IN-FACT

Operating Expenses contingent upon exploration success until termination of the Negotiation Extension

In Million Dollars
Item	Ant. Contingent	TOTAL
TOTAL OPERATING COST
Labor (Own Personnel)	1.2	1.2
Workover and Pulling	2.6	2.6
Services and Others	6.1	6.1
Energy	1.3	1.3
Materials and Surface Works	2.2	2.2

Total Operating Costs	13.4	13.4

EXPLORATION INVESTMENTS PLAN

EXPLOITATION CONCESSIONS: 25 de Mayo Medanito S.E.- Jagüel de los Machos—Río Neuquén

OPERATOR: Petrobras Argentina S.A.

PROVINCE: Río Negro

TOTAL EXPLORATION EXPENDITURES COMMITMENT

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
Remaining surface area (km2)*	192.5	192.5	192.5	192.5	192.5	192.5	192.5	192.5	192.5	192.5	192.5	192.5	132.6	122.2
Total expenditures (Million USD)	—	2.0	21.5	21.5	21.5	21.5	2.0	2.0	—	—	—	—	—	—	92.0

*

In case the remaining exploration surface area is reduced by reason of enlargement and/or appearance of exploitation lots or by reason of total or partial reversion of surface areas, the relevant adjustments shall be made in accordance with Sections 3.5 and 3.10 of Exhibit II to Law No. 4,818.

Surface area of Norte de Tapera Este project (approximately 7.5 km2)

PRELIMINARY HYDROCARBONS’ EXPLORATION PROGRAM (detail)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
Exploration Wells Drilling	—	1	2	—	1	1	—	—	—	—	—	—	—	—	5
Extension Wells Drilling	—	—	1	3	2	2	1	1	—	—	—	—	—	—	10

PRELIMINARY HYDROCARBONS’ EXPLORATION PROGRAM (in million USD)**

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	Total
Exploration Wells Drilling	—	2.0	19.5	—	2.0	2.0	—	—	—	—	—	—	—	—	25.5
Extension Wells Drilling	—	—	2.0	21.5	19.5	2.0	2.0	1	—	—	—	—	—	—	66.5
Other Investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

*

The program submitted is a preliminary program and it will be reviewed at the technical committee meetings set forth by Section 7 of Exhibit II to Law No. 4,818. Moreover, the program may be amended pursuant to the proposed investments results.

CONTINGENT INVESTMENTS PLAN (SUBJECT TO EXPLORATION ACTIVITIES SUCCESS)

EXPLOITATION CONCESSIONS: 25 de Mayo Medanito S.E. and Jagüel de los Machos

OPERATOR: Petrobras Argentina S.A.

PROVINCE: Río Negro

INVESTMENTS CONTINGENT UPON RESOURCES DEVELOPMENT RESULTING FROM EXPLORATION SUCCESS (in Million USD)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	Total
DEVELOPMENT ACTIVITIES	—	—	—	2.6	20.9	27.1	20.9	9.0	—	—	—	—	—	80.4
Oil Wells Drilling(*)	—	—	—	2.6	20.9	27.1	20.9	9.0	—	—	—	—	—
Oil Wells Workover
Wells Conversion
Wells Abandonment
SURFACE AREA FACILITIES	—	—	—	—	2.7	—	—	—	—	—	—	—	—	2.7
Secondary Recovery Facilities (1)	—	—	—	—	2.7	—	—	—	—	—	—	—	—
Oil Pumping Equipment (2)
Batteries and Dehydration and/or Desalting Plants (1)
Natural Gas Compression Plants (1)
Liquid Gas Separation Plants (1)
Buildings, Warehouses, Civil Works, Roads, Etc.
Environment (3)
Other Investments
MAINTENANCE BY REASON OF BROKEN ELEMENTS OR CONTINGENCY	—	—	—	2.6	23.5	27.1	20.9	9.0	—	—	—	—	—	83.1

INVESTMENTS CONTINGENT UPON RESOURCES DEVELOPMENT RESULTING FROM EXPLORATION SUCCESS (detail)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	Total
DEVELOPMENT ACTIVITIES
Oil Wells Drilling*	—	—	—	1	7	10	8	3	—	—	—	—	—	29
Oil Wells Workover														—
Wells Conversion														—
Wells Abandonment														—

OPERATING EXPENSES CONTINGENT UPON DEVELOPMENT RESULTING FROM EXPLORATION SUCCESS (in Million USD)

Ítem	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	Total
TOTAL OPERATING COST	—	—	—	0.1	0.6	1.6	2.4	2.4	2.0	1.7	1.5	1.0	—	13.4
Labor (Own Personnel)				0.0	0.1	0.1	0.2	0.2	0.2	0.1	0.1	0.1	—	1.154
Workover and Pulling				0.0	0.1	0.3	0.5	0.5	0.4	0.3	0.3	0.2	—	2.679
Services and Others				0.0	0.3	0.7	1.1	1.1	0.9	0.8	0.7	0.5	—	6.100
Energy				0.1	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.1	—	1.250
Materials and Surface Works				0.0	0.1	0.3	0.4	0.4	0.3	0.3	0.3	0.2	—	2.239

(1)	Batteries and Dehydration and/or Desalting Plants: It includes every investment in Plants, Batteries and Piping
(2)	Equipment of new wells is included in the wells’ cost
(3)	Included in Other Investments

EXHIBIT C

ENVIRONMENTAL REMEDIATION PLAN

Secretariat of Energy

RN—Río Negro Government

EXHIBIT C

Environmental Liabilities Remediation Plan

CONCESSIONAIRE: Petrobras Argentina S.A.

CONCESSION AREA: Río Neuquén

	LOCATION				LIABILITY SIZE					PERFORMANCE TERM
ENVIRONMENTAL LIABILITY	FIELD	SECTOR— AREA— FACILITY	[Illegible] COORDINATES		AFFECTED AREA	AFFECTED VOLUME	REMEDIATION METHODOLOGY	INVESTMENT AMOUNT IN USD	STAGES	START	END	CONTROL AND MONITORING TYPE
			X	Y	m2	m3
Oil-spilled land	Río Neuquen	Battery BAT-2	2 572.294	5.714.916	858	150.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note submitted PETROBRAS [Illegible]
Oil-spilled land	Río Neuquen	Battery BAT-4	2 569 809	5.715.559	60	100.0	[Illegible]	USD	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note submitted PETROBRAS [Illegible]
Oil-spilled land	Río Neuquen	Battery BAT-7	2.573 879	5.713.236	85	23.8	[Illegible]	USD [Illegible]	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	Battery BAT-9	2.567 692	5.715.945	758	250.0	[Illegible]	USD	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note submitted PETROBRAS [Illegible]
Oil-spilled land	Río Neuquen	Battery BAT-9	2.567 701	5.715 889	1668	550.0	[Illegible]	USD	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note submitted PETROBRAS [Illegible]
Oil-spilled land	Río Neuquen	[Illegible] Tank	2.572.392	5.713.239	314	753.6	[Illegible]	USD 284 861	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	[Illegible] Well	2.577.952	5 717.172	45	22.1	[Illegible]	USD 8,354	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-110 Well	2.574.663	5712 518	18	26.3	[Illegible]	USD 9,941	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-112 Well	2 576 424	5 712 912	96	9.4	[Illegible]	USD 3.553	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-119 Well	2.570.523	5.714.355	404	324.9	[Illegible]	USD 122.812	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-130 Well	2.568.326	5.716.750	56	16.4	[Illegible]	USD [Illegible]	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-150 Well	2.573 199	5.714.042	982	1.178,4	[Illegible]	USD 445 435	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports

Oil-spilled land	Río Neuquen	RN-0021 Well	2.572.110	5.714 807		280	125.0	[Illegible]	USD	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note submitted PETROBRAS [Illegible]
Oil-spilled land	Río Neuquen	RN-26 Well	2 569.601	5.717.382		1	0.2	[Illegible]	USD 76	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-0009 Well	2.571.213	5.715.658		25	24.4	[Illegible]	USD 9 223	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-98 Well	2.572.671	5 713.358		404	324.9	[Illegible]	USD 122 812	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Río Neuquen	RN-99 Well	2.574.268	5.712 977		1414	2.120,6	[Illegible]	USD 801 587	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Pools Monitoring	Río Neuquen	Sanitation of 2 pools in 1994-95	2 573 199	[Illegible	]	2400	0.0	[Illegible]	USD [Illegible]	Monitoring	[Illegible]	[Illegible]	Partial and final reports
Repository	Río Neuquen	[Illegible] Well	2.577.952	5.71		400	N/A	[Illegible]	USD 50,000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
Unused roads and paths	Río Neuquen	Miscellaneous	2.573.879	5 713.236		To be determined	NA	[Illegible]	USD 150,000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
Unused Pipes and other Facilities	Río Neuquen	Miscellaneous	2.567.692	5 715 945		To be determined	NA	[Illegible]	USD 300,000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
								TOTAL Area USD	2,333,850

Secretariat of Energy

RN—Río Negro Government

EXHIBIT C

Environmental Liabilities Remediation Plan

CONCESSIONAIRE: Petrobras Argentina S.A.

CONCESSION AREA: Jagüel de los Machos

	LOCATION				LIABILITY SIZE					PERFORMANCE TERM
ENVIRONMENTAL LIABILITY	FIELD	SECTOR— AREA— FACILITY	[Illegible] COORDINATES		AFFECTED AREA	AFFECTED VOLUME	REMEDIATION METHODOLOGY	INVESTMENT AMOUNT IN USD	STAGES	START	END	CONTROL AND MONITORING TYPE
			X	Y	m2	m3
Oil-spilled land	Jagüel de los Machos	[Illegible] Well	2 606 916	5.779.379	61	17.8	[Illegible]	USD 10,177	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Jagüel de los Machos	1020 Well	2.605 529	5.774 568	46	14.3	[Illegible]	USD 8,176	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	Jagüel de los Machos	[Illegible] Well	2 607.347	5 774 810	31	19.4	[Illegible]	USD 11,092	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Pools Monitoring	Jagüel de los Machos	Sanitation of 20 pools in 1994-95	2.606.083	5.780.722	24,000	0.0	[Illegible]	USD 13,000	Monitoring	[Illegible]	[Illegible]	Partial and final reports
Unused Pipes and other Facilities	Jagüel de los Machos	Miscellaneous	2.606.083	5.780.722	To be determined	NA	[Illegible]	USD 350,000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
							TOTAL Area USD	292,446

Secretariat of Energy

RN - Río Negro Government

EXHIBIT C

Environmental Liabilities Remediation Plan

CONCESSIONAIRE: Petrobras Argentina S.A.

CONCESSION AREA: 25 de Mayo - Medanito

	LOCATION				LIABILITY SIZE					PERFORMANCE TERM
ENVIRONMENTAL LIABILITY	FIELD	SECTOR - AREA - FACILITY	[Illegible] COORDINATES		AFFECTED AREA	AFFECTED VOLUME	REMEDIATION METHODOLOGY	INVESTMENT AMOUNT IN USD	STAGES	START	END	CONTROL AND MONITORING TYPE
			X	Y	m2	m3
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-10	2 601 493	5 785.410	1.765	6 648.0	[Illegible]	USD 3,801,094	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-10	2 601 493	5.785 410	635	2392.0	[Illegible]	USD 1 367 662	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-11	2 605 091	5 784 044	305	62.3	[Illegible]	USD 35 621	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-14	2 597.739	5.798.801	1.474	158,0	[Illegible]	USD 90 339	Removal and Treatment [	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-15	2.595.957	5 794 570	1.050	175.1	[Illegible]	USD 100 116	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Battery BAT-15	2.595 957	5 794 570	11	24,2	[Illegible]	USD 13 837	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2.603.799	5.785 959	79	94.2	[Illegible]	USD 53 860	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2.603.018	5.783 915	216	42.1	[Illegible]	USD 24.071	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 603 764	5 785.249	12	20.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	[Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2.601 457	5 786 088	471	47.1	[Illegible]	USD 26.930	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 599 607	5 788.220	1 251	1.760.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 599.580	5 789 020	50	9.8	[Illegible]	USD 5 603	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2.602.404	5 785 965	219	86.8	[Illegible]	USD 49 629	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports

Oil-spilled land	25 de Mayo - Medanito SE	EM-1112 Well	2 594.493		5.795 542		200		195.0		[Illegible]	USD 111.494	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM-1113 Well	2.594.405		5 794 799		94		141.3		[Illegible]	USD 80 790	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 603 088		5 785 291		400		160.0		[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 596.972		5.790 484		220		45.5		[Illegible]	USD 26.015	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2 596 606		5 789 955		12		3.5		[Illegible]	USD 2,001	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] Well	2.596.608		5 789 389		72		21.1		[Illegible]	USD 12,064	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM-1477 Well	2.596.973		5.791.349		315		51.2		[Illegible]	USD 29,274	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM [Illegible] Well	2.595 795		5 791 985		16		`7.9		[Illegible]	USD 4,517	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM-241 Well	[Illegible	]	5 789 929		61		61.2		[Illegible]	USD 34,992	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 243 Well	2 595 171		5 791 926		55		82.4		[Illegible]	USD 47.113	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 301 Well	2 601 392		5 786.455		97		10.6		[Illegible]	USD 6.061	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 310 Well	2 603 435		5 785 630		43		60.0		[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	EM [Illegible] Well	[Illegible	]	5 784 516		1311		655.5		[Illegible]	USD 374 792	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 321 Well	[Illegible	]	5 784.227		3.800		1,780.0		[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	EM- 365 Well	2.600.672		[Illegible	]	314		157.0		[Illegible]	USD 80,767	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM [Illegible] Well	[Illegible	]	[Illegible	]	[Illegible	]	[Illegible	]	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	[Illegible]	Note [Illegible]

Oil-spilled land	25 de Mayo - Medanito SE	EM- 413 Well	2 600 057	5 787 871	152	151.5	[Illegible]	USD 86 622	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 415 Well	2 600.059	5 787 282	67	16.1	[Illegible]	USD 9,205	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	EM- 416 Well	2 598 698	5.788 020	630	560.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	EM- 659 Well	2 598 587	5.790 934	20	9.8	[Illegible]	USD 5,603	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Pipeline - BAT-15	2 596 684	5 791 397	1.178	683.0	[Illegible]	USD 390,515	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] EM-1017- 1185	2 600.373	5 787.167	2	1.6	[Illegible]	USD 915	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] RN EM- 1022 to Satellite (new)	2.601.912	5 785.994	126	276.3	[Illegible]	USD 157.979	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	2 605 155	5 784.243	4.194	1.360,0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] EM-1089 to 1176	2 605 669	5 782.648	31	15.7	[Illegible]	USD 8,977	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	Varios RN EM- 1000	2 600 139	5 788.403	314	157.0	[Illegible]	USD [Illegible]	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	259.905	5 787 584	39	39.3	[Illegible]	USD 22,470	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	2600391	5.787 167	8	3.9	[Illegible]	USD 2,230	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	2 597.735	5 788 976	94	75.4	[Illegible]	USD 43,131	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	2.602.142	5 785 380	5 293	2 180.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] RN EM- 307 to 1022	2 601 314	5 785 901	471	94.2	[Illegible]	USD 53,860	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] RN EM- 415 to 1107	2.599.830	5 787 230	7 400	3 780.0	[Illegible]	USD -	Removal and Treatment [Illegible]	[Illegible]	Completed	Note [Illegible]

Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] EM Access to B15	2 596.624	5.791.531	4	2.0	[Illegible]	USD 1,144	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible] EM Wells 1181 and 335	2.603 463	5.782.344	196	196.3	[Illegible]	USD 112,237	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Oil-spilled land	25 de Mayo - Medanito SE	[Illegible]	2 600 049	5 787 948	63	62.8	[Illegible]	USD 35,907	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Pools Monitoring	25 de Mayo - Medanito SE	Sanitation of 181 pools in 1993- [Illegible]	2 596 040	5 787.430	217.200	0.0	[Illegible]	USD 115,000	Monitoring	[Illegible]	[Illegible]	Partial and final reports
Repository	25 de Mayo - Medanito SE	RN- 1188 Repository	2 598 509	5 787.926	10.000	10,000.0	[Illegible]	USD 2,744,658	Removal and Treatment [Illegible] Removal and Treatment	[Illegible]	Completed [Illegible]	Note [Illegible]
Repository	25 de Mayo - Medanito SE	Repository Solid Waste	2 597.416	5 790 609	5.000	7,500.0	[Illegible]	USD 1,150,000	Removal and Treatment	[Illegible]	[Illegible]	Partial and final reports
Unused Facilities	25 de Mayo - Medanito SE	Unused Piping	2.601.493	5.785 410	To be determined	0.0	[Illegible]	USD 461,000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
Unused Facilities	25 de Mayo - Medanito SE	Miscellaneous	2.597.260	5.791 046	To be determined	0.0	[Illegible]	USD 350 000	[Illegible]	[Illegible]	[Illegible]	Partial and final reports
Unused roads and paths	25 de Mayo - Medanito SE	Miscellaneous	2.605 091	5 784.044	To be determined	N/A	[Illegible]	USD 410 000	[Illegible] [Illegible] and Restoration	[Illegible]	[Illegible]	Partial and final reports
Waste	25 de Mayo - Medanito SE	Miscellaneous	2.597.416	5 790 609	N/A	To be determined	[Illegible]	USD 96 000	Recovery and disposal	[Illegible]	[Illegible]	-
							TOTAL Area USD	12,734,846

Exhibit D

FACILITIES’ ADJUSTMENT PROGRAM

(TABLE OF CONTENTS)

Non-conformities / Objections / Improvement Opportunities	Date (DD/MM/YYYY)	Equipment / Facility / Event	Performance Commitment Date (DD/MM/YY)
PESA-OM-01	03/09/2013	EQUIPMENT / FACILITY / EVENT: PERSONNEL TRAINING	28/02/14
PESA-ME-OM01	03/09/2013	EQUIPMENT / FACILITY / EVENT: BATTERY 12	10/11/13
PESA-ME-OM02	03/09/2013	EQUIPMENT / FACILITY / EVENT: BATTERY 12	05/11/13
PESA-ME-OM03	03/09/2014	EQUIPMENT / FACILITY / EVENT: Submit plan to remove all the facilities and [Illegible]	31/12/2014
PESA-ME-OM04	01/10/2013	EQUIPMENT / FACILITY / EVENT: Oil-spilled Land Remediation	31/12/18
PESA-ME-0M05	01/10/2013	EQUIPMENT / FACILITY / EVENT: Oil-spilled Land Remediation	31/12/17
PESA-ME-OM06	01/10/2013	EQUIPMENT / FACILITY / EVENT: SURROUNDING FENCE AT INJECTION WELLS	31/03/14
PESA-ME-OM07	01/10/2013	EQUIPMENT / FACILITY / EVENT: INJECTION WELLS’ FLOWMETERS	31/12/16
PESA-ME-OM08	01/10/2013	EQUIPMENT / FACILITY / EVENT: OIL WELLS SURROUNDING FENCE	31/12/16
PESA-RNQN-OM01	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery 7	30/06/14
PESA-RNQN-OM02	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery 7	05/11/13
PESA-RNQN-OM03	01/10/2013	EQUIPMENT / FACILITY / EVENT: WELLS	31/12/17
PESA-RNQN-OM04	01/10/2013	EQUIPMENT / FACILITY / EVENT: SURROUNDING FENCE AT INJECTION WELLS	05/11/13
PESA-RNQN-OM05	01/10/2013	EQUIPMENT / FACILITY / EVENT: OIL WELLS SURROUNDING FENCE	31/12/16
PESA-JDM-OM01	01/10/2013	EQUIPMENT / FACILITY / EVENT: SURROUNDING FENCES	31/03/14
PESA-JDM-OM02	01/10/2013	EQUIPMENT / FACILITY / EVENT: Oil Wells Signage	31/03/14
PESA-JDM-O01	14/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 17	31/03/14
PESA-JDM-O02	14/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 17	31/03/14
PESA-JDM-O03	01/10/2013	EQUIPMENT / FACILITY / EVENT: SURROUNDING FENCES CONSTRUCTION	05/11/13
PESA-ME-O01	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 11	17/10/13
PESA-ME-O02	03/09/2013	EQUIPMENT / FACILITY / EVENT: Battery 12	31/10/13
PESA-ME-O03	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 15	15/11/13
PESA-ME-O04	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2013
PESA-ME-O05	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2013
PESA-ME-O06	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito – [Illegible]	05/11/2013
PESA-ME-O07	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito – [Illegible]	05/11/2013
PESA-ME-O08	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/10/2013

PESA-ME-O09	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/10/2013
PESA-ME-O10	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/10/2013
PESA-ME-O11	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/10/2013
PESA-ME-O12	27/09/2013	EQUIPMENT / FACILITY / EVENT: PMP RN 435 (ID 1744)	05/11/2013
PESA-ME-O13	27/09/2013	EQUIPMENT / FACILITY / EVENT: WELLS ABANDONMENT PRIORITY (RESOLUTION [Illegible])	31/12/2015
PESA-RNQN-O01	27/09/2013	EQUIPMENT / FACILITY / EVENT: FISCAL MEASUREMENT POINTS	31/12/2015
PESA-RNQN-O02	01/10/2013	EQUIPMENT / FACILITY / EVENT: REQUEST FOR INFORMATION	18/10/2013
PESA-JDM-NC01	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 17	31/12/2013 – 31/3/2014
PESA-JDM-NC02	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 17	31/07/2015
PESA-JDM-NC03	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 17	31/12/2013
PESA-JDM-NC04	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 17	30/06/2015
PESA-JDM-NC05	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 21	30/06/2015
PESA-JDM-NC06	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 22	31/12/2015
PESA-JDM-NC07	14/08/2013	EQUIPMENT / FACILITY / EVENT: ROADS	31/07/2014
PESA-JDM-NC08	01/10/2013	EQUIPMENT / FACILITY / EVENT: PC RN TA-1065	31/12/2014
PESA-JDM-NC09	01/10/2014	EQUIPMENT / FACILITY / EVENT: [Illegible] RN TA-1072	30/11/2013
PESA-JDM-NC10	01/10/2013	EQUIPMENT / FACILITY / EVENT: YPF RN TA [Illegible]	30/06/2015
PESA-ME-NC01	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 10	31/12/2013
PESA-ME-NC02	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 11	30/06/2015
PESA-ME-NC03	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 11	31/12/2013 – 30/4/2014
PESA-ME-NC04	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 12	30/06/2015
PESA-ME-NC05	03/09/2013	EQUIPMENT / FACILITY / EVENT: Battery 12	31/12/2013
PESA-ME-NC06	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 12	30/06/2015
PESA-ME-NC07	03/09/2013	EQUIPMENT / FACILITY / EVENT: Battery 12	31/12/2013
PESA-ME-NC08	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 12	30/06/2014
PESA-ME-NC09	27/08/2014	EQUIPMENT / FACILITY / EVENT: Battery 14	05/11/2013
PESA-ME-NC10	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 14	31/12/2015
PESA-ME-NC11	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 14	31/12/13
PESA-ME-NC12	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 15	30/06/15
PESA-ME-NC13	27/08/2013	EQUIPMENT / FACILITY / EVENT: Battery 15	31/12/13
PESA-ME-NC14	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	05/11/2013
PESA-ME-NC15	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2015
PESA-ME-NC16	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2013
PESA-ME-NC17	21/08/2014	EQUIPMENT / FACILITY / EVENT: PTC Medanito	30/06/2014
PESA-ME-NC18	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2013
PESA-ME-NC19	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	31/12/2013
PESA-ME-NC20	21/08/2014	EQUIPMENT / FACILITY / EVENT: La Pampa Gas Pipeline Compressor	04/11/2013

PESA-ME-NC21	21/08/2013	EQUIPMENT / FACILITY / EVENT: PTC Medanito	04/11/2013
PESA-ME-NC22	21/08/2013	EQUIPMENT / FACILITY / EVENT: Plants PUMPS	31/12/2013
PESA-ME-NC23	01/10/2014	EQUIPMENT / FACILITY / EVENT: Wells Oil-spilled land	31/12/2016
PESA-ME-NC24	01/10/2014	EQUIPMENT / FACILITY / EVENT: Wells Cathodic Protection equipment	31/12/2014 – 30/6/2016
PESA-ME-NC25	01/10/2013	EQUIPMENT / FACILITY / EVENT: Wells Unused Piping at location	31/12/2014
PESA-ME-NC26	01/10/2014	EQUIPMENT / FACILITY / EVENT: Abandonment Schedule Submission	31/01/2014
PESA-ME-NC27	01/10/2013	EQUIPMENT / FACILITY / EVENT: INJECTION WELL – FLOWMETER MAINTENANCE	31/12/2016
PESA-RNQN-NC01	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery No. 2	05/11/2013
PESA-RNQN-NC02	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery No. 2	30/10/2013
PESA-RNQN-NC03	10/09/2014	EQUIPMENT / FACILITY / EVENT: Battery No. 2	30/06/2015
PESA-RNQN-NC04	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery No. 2	31/12/2015
PESA-RNQN-NC05	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery No. 2	31/12/2013
PESA-RNQN-NC06	10/09/2014	EQUIPMENT / FACILITY / EVENT: Battery No. 2	30/06/2015
PESA-RNQN-NC07	10/09/2014	EQUIPMENT / FACILITY / EVENT: Battery No. 4	31/12/2014
PESA-RNQN-NC08	10/09/2013	EQUIPMENT / FACILITY / EVENT: PIPING – PIPELINES	31/12/2016
PESA-RNQN-NC09	10/09/2013	EQUIPMENT / FACILITY / EVENT: Battery No. 9	30/06/2014
PESA-RNQN-NC10	01/10/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD SPILLS	31/12/2013
PESA-RNQN-NC11	01/10/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD SPILLS	31/12/2015
PESA-RNQN-NC12	01/10/2013	EQUIPMENT / FACILITY / EVENT: LACK OF SURROUNDING FENCE	31/12/2014
PESA-RNQN-NC13	01/10/2014	EQUIPMENT / FACILITY / EVENT: Abandonment Schedule Submission	31/01/2014

Exhibit E

CONCESSIONS’ MAPS AND COORDINATES

N
RGO
Río Negro
RGO
Neuquén

	POSGAR		
Punto	X	Y	Area
1	2579070	5723860	RGO
2	2579070	5701160	RGO
Continúa por límite interprovincial			
3	2565230	5716740	RGO
4	2565291	5723856	RGO

EXPLORACIÓN Y PRODUCCIÓN

ANEXO E

RIO NEUQUÉN

PROVINCIA RIO NEGRO

1:100000